Exhibit 99.1

Contact: Liz Sharp, VP Investor Relations

American Outdoor Brands Corporation

(413) 747-6284

lsharp@aob.com

American Outdoor Brands Corporation Reports

Fourth Quarter and Full Year Fiscal 2018 Financial Results

SPRINGFIELD, Mass., June 20, 2018 — American Outdoor Brands Corporation (NASDAQ Global Select: AOBC), one of the world’s leading providers of firearms and quality products for the shooting, hunting, and rugged outdoor enthusiast, today announced financial results for the fourth quarter and full year fiscal 2018, ended April 30, 2018.

Fourth Quarter Fiscal 2018 Financial Highlights

•	Quarterly net sales were $172.0 million compared with $229.2 million for the fourth quarter last year, a decrease of 24.9%.

•	Gross margin for the quarter was 33.4% compared with 39.6% for the fourth quarter last year.

•	Quarterly GAAP net income was $7.7 million, or $0.14 per diluted share, compared with $27.7 million, or $0.50 per diluted share, for the comparable quarter last year.

•

Quarterly non-GAAP net income was $13.3 million, or $0.24 per diluted share, compared with $31.8 million, or $0.57 per diluted share, for the comparable quarter last year. GAAP to non-GAAP adjustments to net income exclude a number of acquisition-related costs, certain product recall related costs, and other costs. For a detailed reconciliation, see the schedules that follow in this release.

•	Quarterly non-GAAP Adjusted EBITDAS was $33.4 million, or 19.4% of net sales, compared with $60.5 million, or 26.4% of net sales, for the comparable quarter last year.

Full Year Fiscal 2018 Financial Highlights

•	Full year net sales were $606.9 million compared with $903.2 million a year ago, a decrease of 32.8%.

•	Full year gross margin was 32.3% compared with 41.5% last year.

•	Full year GAAP net income was $20.1 million, or $0.37 per diluted share, compared with $127.9 million, or $2.25 per diluted share, last year.

•	Full year non-GAAP net income was $25.1 million, or $0.46 per diluted share, compared with $146.5 million, or $2.58 per diluted share last year.

•	Full year non-GAAP Adjusted EBITDAS was $89.5 million, or 14.7% of net sales, compared with $266.3 million, or 29.5% of net sales, last year.

James Debney, American Outdoor Brands Corporation President and Chief Executive Officer, commented, “Fiscal 2018 was a year characterized by lower consumer demand for firearms, heightened levels of inventory in the consumer channel, and a host of aggressive, industry-wide promotions. Despite those challenges, we achieved a number of accomplishments in the year that marked important progress toward our long-term strategy of being the leading provider of quality products for the shooting, hunting, and rugged outdoor enthusiast.”

“In our Firearms segment, we added several exciting products to our next generation M&P 2.0 polymer pistol platform, which we launched in the prior fiscal year. In fact, new products – which we define as products launched within the last twelve months — accounted for 29% of our firearms revenue in fiscal 2018, and strong adoption rates across our growing M&P family helped us retain our leadership position in the consumer market for handguns. During the year we also made significant progress on market penetration with our T/C Compass bolt action hunting rifle. Finally, we expanded our firearms segment inorganically with the acquisition of Gemtech, a provider of high quality suppressors and accessories for the consumer, law enforcement, and military markets, providing us access to new technology for use in our future new product development processes.”

“Our Outdoor Products & Accessories segment generated 26% of our total revenue in fiscal 2018 compared to just 14% in fiscal 2017. Our Outdoor Products & Accessories Division launched nearly 150 new products across categories including: shooting, cutlery, tools, and survival products. Our Electro-Optics Division, Crimson Trace, also launched several new products in fiscal 2018, and entered the large and diverse flashlight category. We were very pleased with the organic growth we achieved in the Outdoor Products & Accessories segment, given that it was a challenging year for the outdoor retail industry overall. In addition, our new product launches – namely handheld flashlights in our Outdoor Products & Accessories Division and firearm-mounted lights from our Electro-Optics Division — demonstrate that we have the ability to enter new markets organically with multiple brands. In fiscal 2018, we supplemented organic growth with revenue from acquisitions, including the acquisition of the popular Bubba Blade fishing tool brand. Both of our acquisitions in fiscal 2018 helped us expand into new markets that resonate with our core firearms consumers, many of whom also have a passion for the rugged outdoors,” Debney concluded.

Jeff Buchanan, Executive Vice President, Chief Financial Officer, and Chief Administrative Officer, commented, “The strength of our balance sheet in fiscal 2018 supported a number of initiatives throughout the year, including two acquisitions designed to facilitate our strategic growth, and the refinancing of our Senior Notes at their existing interest rate with an extended maturity. During the year, we had a peak balance of $125 million outstanding on our revolving line of credit, which we have since repaid in full, leaving available to us the entire capacity, which is expandable up to $500 million. We had strong free cash flow in our fourth quarter of $61.2 million, and ended the year with net debt of $138.8 million. In fiscal 2019, we expect to continue employing the strength of our balance sheet to fuel additional growth opportunities, both organic and inorganic.”

Financial Outlook

AMERICAN OUTDOOR BRANDS CORPORATION

NET SALES AND EARNINGS PER SHARE GUIDANCE, INCLUDING GAAP TO NON-GAAP RECONCILIATION

(Unaudited)

	Range for the Three Months Ending July 31, 2018		Range for the Year Ending April 30, 2019
Net sales (in thousands)	$130,000	$140,000	$570,000	$600,000

GAAP income per share - diluted	$0.03	$0.07	$0.12	$0.22
Amortization of acquired intangible assets	0.10	0.10	0.39	0.39
Inventory step-up expense	—	—	0.01	0.01
Tax effect of non-GAAP adjustments	(0.03)	(0.03)	(0.12)	(0.12)

Non-GAAP income per share - diluted	$0.10	$0.14	$0.40	$0.50

Conference Call and Webcast

The company will host a conference call and webcast today, June 20, 2018, to discuss its fourth quarter and full year fiscal 2018 financial and operational results. Speakers on the conference call will include James Debney, President and Chief Executive Officer, and Jeffrey D. Buchanan, Executive Vice President, Chief Financial Officer, and Chief Administrative Officer. The conference call may include forward-looking statements. The conference call and webcast will begin at 5:00 p.m. Eastern Time

(2:00 p.m. Pacific Time). Those interested in listening to the conference call via telephone may call directly at (844) 309-6568 and reference conference identification number 5995055. No RSVP is necessary. The conference call audio webcast can also be accessed live and for replay on the company’s website at www.aob.com, under the Investor Relations section. The company will maintain an audio replay of this conference call on its website for a period of time after the call. No other audio replay will be available.

Reconciliation of U.S. GAAP to Non-GAAP Financial Measures

In this press release, certain non-GAAP financial measures, including “non-GAAP net income,” “Adjusted EBITDAS,” and “free cash flow” are presented. From time-to-time, the company considers and uses these supplemental measures of operating performance in order to provide the reader with an improved understanding of underlying performance trends. The company believes it is useful for itself and the reader to review, as applicable, both (1) GAAP measures that include (i) amortization of acquired intangible assets, (ii) transition costs, (iii) acquisition-related costs, (iv) fair value inventory step-up and backlog expense, (v) corporate rebranding expenses, (vi) debt extinguishment costs, (vii) recall related expenses, (vii) the tax effect of non-GAAP adjustments, (ix) net cash provided by operating activities, (x) net cash used in investing activities, (xi) acquisition of businesses, net of cash acquired, (xii) receipts from note receivable, (xiii) interest expense (xiv) income tax expense, (xv) depreciation and amortization, (xvi) stock-based compensation expenses, (xvii) discontinued operations, (xviii) changes in contingent consideration; and (xix) Tax Reform; and (2) the non-GAAP measures that exclude such information. The company presents these non-GAAP measures because it considers them an important supplemental measure of its performance. The company’s definition of these adjusted financial measures may differ from similarly named measures used by others. The company believes these measures facilitate operating performance comparisons from period to period by eliminating potential differences caused by the existence and timing of certain expense items that would not otherwise be apparent on a GAAP basis. These non-GAAP measures have limitations as an analytical tool and should not be considered in isolation or as a substitute for the company’s GAAP measures. The principal limitations of these measures are that they do not reflect the company’s actual expenses and may thus have the effect of inflating its financial measures on a GAAP basis.

About American Outdoor Brands Corporation

American Outdoor Brands Corporation (NASDAQ Global Select: AOBC) is a provider of quality products for shooting, hunting, and rugged outdoor enthusiasts in the global consumer and professional markets. The Company reports two segments: Firearms and Outdoor Products & Accessories. Firearms manufactures handgun long gun, and suppressor products sold under the Smith & Wesson®, M&P®, Thompson/Center Arms™, and Gemtech® brands as well as provides forging, machining, and precision plastic injection molding services. Outdoor Products & Accessories provides shooting, hunting, and outdoor accessories, including reloading, gunsmithing, and gun cleaning supplies, tree saws, vault accessories, knives, laser sighting systems, tactical lighting products, and survival and camping equipment. Brands in Outdoor Products & Accessories include Smith & Wesson®, M&P®, Thompson/Center Arms™, Crimson Trace®, Caldwell® Shooting Supplies, Wheeler® Engineering, Tipton® Gun Cleaning Supplies, Frankford Arsenal® Reloading Tools, Lockdown® Vault Accessories, Hooyman® Premium Tree Saws, BOG POD®, Golden Rod® Moisture Control, Schrade®, Old Timer®, Uncle Henry®, Imperial®, Bubba Blade®, and UST®. For more information on American Outdoor Brands Corporation, call (844) 363-5386 or log on to www.aob.com.

Safe Harbor Statement

Certain statements contained in this press release may be deemed to be forward-looking statements under federal securities laws, and we intend that such forward-looking statements be subject to the safe-harbor created thereby. Such forward-looking statements include, among others, our long-term strategy of being the leading provider of quality products for the shooting, hunting, and rugged outdoor enthusiast market; our belief that the launch of new additions to our M&P branded polymer pistol family helped us retain our leadership position in the consumetr market for handguns; our belief that the acquisition of Gemtech provided us access to new technology for use in future new product development processes; our belief that our strong balance sheet will provide us the opportunity in fiscal 2019 for additional growth opportunities, both organic and inorganic; and our expectations for net sales, GAAP income per diluted share, amortization of acquired intangible assets, inventory step-up expense, tax effect of non-GAAP adjustments, and non-GAAP income per diluted share for the first quarter of fiscal 2019 and for fiscal 2019. We caution that these statements are qualified by important risks, uncertainties and other factors that could cause actual results to differ materially from those reflected by such forward-looking statements. Such factors include, among others, economic, social, political, legislative, and regulatory factors; the potential for increased regulation of firearms and firearm-related products; actions of social activists that could have an adverse effect on our business; the impact of lawsuits; the demand for our products; the state of the U.S. economy in general and the firearm industry in particular; general economic conditions and consumer spending patterns; our competitive environment; the supply, availability and costs of raw materials and components; speculation surrounding fears of terrorism and crime; our anticipated growth and growth opportunities; our ability to increase demand for our products in various markets, including consumer, law enforcement, and military channels, domestically and internationally; our penetration rates in new and existing markets; our strategies; our ability to maintain and enhance brand recognition and reputation; risks associated with the establishment of our new 630,000 square foot logistics facility; our ability to introduce new products; the success of new products; our ability to expand our markets; our ability to integrate acquired businesses in a successful manner; the general growth of our outdoor products and accessories business; the potential for cancellation of orders from our backlog; and other risks detailed from time to time in our reports filed with the SEC, including our Annual Report on Form 10-K for the fiscal year ended April 30, 2018.

AMERICAN OUTDOOR BRANDS CORPORATION AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

	As of:
	April 30, 2018	April 30, 2017
	(In thousands, except par value and share data)
ASSETS
Current assets:
Cash and cash equivalents	$48,860	$61,549
Accounts receivable, net of allowance for doubtful accounts of $1,824 on April 30, 2018 and $598 on April 30, 2017	56,676	108,444
Inventories	153,353	131,682
Prepaid expenses and other current assets	6,893	6,123
Income tax receivable	4,582	10,643

Total current assets	270,364	318,441

Property, plant, and equipment, net	159,125	149,685
Intangibles, net	112,760	141,317
Goodwill	191,287	169,017
Other assets	11,524	9,576

	$745,060	$788,036

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$33,617	$53,447
Accrued expenses	41,632	51,686
Accrued payroll and incentives	10,514	21,174
Accrued income taxes	513	726
Accrued profit sharing	1,283	13,004
Accrued warranty	6,823	4,908
Current portion of notes and loans payable	6,300	6,300

Total current liabilities	100,682	151,245
Deferred income taxes	12,895	25,620
Notes and loans payable, net of current portion	180,304	210,657
Other non-current liabilities	29,031	7,352

Total liabilities	322,912	394,874

Commitments and contingencies
Stockholders’ equity:
Preferred stock, $.001 par value, 20,000,000 shares authorized, no shares issued or outstanding	—	—
Common stock, $.001 par value, 100,000,000 shares authorized, 72,433,705 shares issued and 54,266,843 shares outstanding on April 30, 2018 and 72,017,288 shares issued and 53,850,426 shares outstanding on April 30, 2017	72	72
Additional paid-in capital	253,616	245,865
Retained earnings	389,146	369,164
Accumulated other comprehensive income	1,689	436
Treasury stock, at cost (18,166,862 shares on April 30, 2018 and April 30, 2017)	(222,375)	(222,375)

Total stockholders’ equity	422,148	393,162

	$745,060	$788,036

AMERICAN OUTDOOR BRANDS CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME

	For the Three Months Ended		For the Years Ended
	April 30, 2018 (Unaudited)	April 30, 2017 (Unaudited)	April 30, 2018	April 30, 2017
	(In thousands, except per share data)
Net sales	$172,026	$229,186	$606,850	$903,188
Cost of sales	114,622	138,400	411,098	527,916

Gross profit	57,404	90,786	195,752	375,272

Operating expenses:
Research and development	2,682	2,623	11,361	10,238
Selling and marketing	12,595	12,565	55,805	49,338
General and administrative	25,712	30,545	101,538	115,757

Total operating expenses	40,989	45,733	168,704	175,333

Operating income	16,415	45,053	27,048	199,939

Other (expense)/income, net:
Other (expense)/income, net	355	(14)	1,737	(52)
Interest expense, net	(2,815)	(2,455)	(11,168)	(8,581)

Total other (expense)/income, net	(2,460)	(2,469)	(9,431)	(8,633)

Income from operations before income taxes	13,955	42,584	17,617	191,306
Income tax (benefit)/expense	6,291	14,890	(2,511)	63,452

Net income	7,664	27,694	20,128	127,854
Net income per share:
Basic	$0.14	$0.50	$0.37	$2.29

Diluted	$0.14	$0.50	$0.37	$2.25

Weighted average number of common shares outstanding:
Basic	54,174	55,070	54,061	55,930
Diluted	54,658	55,851	54,834	56,891

AMERICAN OUTDOOR BRANDS CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

	For the Years Ended
	April 30, 2018	April 30, 2017
	(In thousands)
Cash flows from operating activities:
Net income	$20,128	$127,854
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	52,075	50,213
Loss on sale/disposition of assets	44	99
Provision for losses on accounts receivable	991	1,546
Impairment of long-lived tangible assets	282	—
Deferred income taxes	(8,775)	(7,840)
Change in fair value of contingent consideration	(1,640)	—
Stock-based compensation expense	7,815	8,590
Changes in operating assets and liabilities (net effect of acquisitions):
Accounts receivable	51,380	(40,709)
Inventories	(16,971)	(22,171)
Prepaid expenses and other current assets	514	(1,619)
Income taxes	5,848	(13,745)
Accounts payable	(20,998)	1,233
Accrued payroll and incentives	(10,754)	988
Accrued profit sharing	(11,721)	1,545
Accrued expenses	(8,424)	21,238
Accrued warranty	1,915	(1,415)
Other assets	(417)	1,029
Other non-current liabilities	351	(3,260)

Net cash provided by operating activities	61,643	123,576

Cash flows from investing activities:
Acquisition of businesses, net of cash acquired	(23,120)	(211,069)
Refunds on machinery and equipment	—	2,776
Receipts from note receivable	—	65
Payments to acquire patents and software	(560)	(638)
Proceeds from sale of property and equipment	6	—
Payments to acquire property and equipment	(18,490)	(34,876)

Net cash used in investing activities	(42,164)	(243,742)

Cash flows from financing activities:
Proceeds from loans and notes payable	150,000	100,000
Cash paid for debt issuance costs	(158)	(525)
Payments on capital lease obligation	(646)	(558)
Payments on notes and loans payable	(181,300)	(56,300)
Proceeds from Economic Development Incentive Program	—	101
Payments to acquire treasury stock	—	(50,052)
Proceeds from exercise of options to acquire common stock, including employee stock purchase plan	2,213	2,442
Payment of employee withholding tax related to restricted stock units	(2,277)	(4,672)

Net cash used in financing activities	(32,168)	(9,564)

Net decrease in cash and cash equivalents	(12,689)	(129,730)
Cash and cash equivalents, beginning of period	61,549	191,279

Cash and cash equivalents, end of period	$48,860	$61,549

Supplemental disclosure of cash flow information
Cash paid for:
Interest	$10,624	$7,650
Income taxes	1,387	85,216

RECONCILIATION OF GAAP FINANCIAL MEASURES TO NON-GAAP FINANCIAL MEASURES

(Dollars in thousands, except per share data)

(Unaudited)

	For the Three Months Ended				For the Years Ended
	April 30, 2018		April 30, 2017		April 30, 2018		April 30, 2017
	$	% of Sales	$	% of Sales	$	% of Sales	$	% of Sales
GAAP gross profit	$57,404	33.4%	$90,786	39.6%	$195,752	32.3%	$375,272	41.5%
Diode recall	1,666	1.0%	—	—	1,666	0.3%	—	—
Fair value inventory step-up and backlog expense	272	0.2%	100	0.0%	500	0.1%	4,701	0.5%

Non-GAAP gross profit	$59,342	34.5%	$90,886	39.7%	$197,918	32.6%	$379,973	42.1%

GAAP operating expenses	$40,989	23.8%	$45,733	20.0%	$168,704	27.8%	$175,333	19.4%
Amortization of acquired intangible assets	(5,548)	-3.2%	(5,704)	-2.5%	(20,812)	-3.4%	(18,434)	-2.0%
Transition costs	2	0.0%	(318)	-0.1%	(439)	-0.1%	(381)	0.0%
Discontinued operations	—	—	(18)	0.0%	—	—	(86)	0.0%
Corporate rebranding expenses	—	—	(13)	0.0%	—	—	(538)	-0.1%
Acquisition-related costs	(14)	0.0%	(59)	0.0%	(769)	-0.1%	(3,844)	-0.4%

Non-GAAP operating expenses	$35,429	20.6%	$39,621	17.3%	$146,684	24.2%	$152,050	16.8%

GAAP operating income	$16,415	9.5%	$45,053	19.7%	$27,048	4.5%	$199,939	22.1%
Fair value inventory step-up and backlog expense	272	0.2%	100	0.0%	500	0.1%	4,701	0.5%
Diode recall	1,666	1.0%	—	—	1,666	—	—	—
Amortization of acquired intangible assets	5,548	3.2%	5,704	2.5%	20,812	3.4%	18,434	2.0%
Transition costs	(2)	0.0%	318	0.1%	439	0.1%	381	0.0%
Discontinued operations	—	—	18	0.0%	—	—	86	0.0%
Corporate rebranding expenses	—	—	13	0.0%	—	—	538	0.1%
Acquisition-related costs	14	0.0%	59	0.0%	769	0.1%	3,844	0.4%

Non-GAAP operating income	$23,913	13.9%	$51,265	22.4%	$51,234	8.4%	$227,923	25.2%

GAAP net income	$7,664	4.5%	$27,694	12.1%	$20,128	3.3%	$127,854	14.2%
Fair value inventory step-up and backlog expense	272	0.2%	100	0.0%	500	0.1%	4,701	0.5%
Amortization of acquired intangible assets	5,548	3.2%	5,704	2.5%	20,812	3.4%	18,434	2.0%
Debt extinguishment costs	226	0.1%	—	—	226	—	—	—
Diode recall	1,666	1.0%	—	—	1,666	0.3%	—	—
Transition costs	(2)	0.0%	318	0.1%	439	0.1%	381	0.0%
Discontinued operations	—	—	18	0.0%	—	—	86	0.0%
Corporate rebranding expenses	—	—	13	0.0%	—	—	538	0.1%
Acquisition-related costs	14	0.0%	59	0.0%	769	0.1%	3,844	0.4%
Change in contingent consideration	(340)	-0.2%	—	—	(1,640)	-0.3%	—	—
Tax Reform	663	0.4%	—	—	(8,746)	-1.4%	—	—
Tax effect of non-GAAP adjustments	(2,459)	-1.4%	(2,062)	-0.9%	(9,057)	-1.5%	(9,291)	-1.0%

Non-GAAP net income	$13,252	7.7%	$31,844	13.9%	$25,097	4.1%	$146,547	16.2%

GAAP net income per share - diluted	$0.14		$0.50		$0.37		$2.25
Fair value inventory step-up and backlog expense	—		—		0.01		0.08
Amortization of acquired intangible assets	0.10		0.10		0.38		0.32
Debt extinguishment costs	—		—		—		—
Diode recall	0.03		—		0.03		—
Transition costs	—		0.01		0.01		0.01
Discontinued operations	—		—		—		—
Corporate rebranding expenses	—		—		—		0.01
Acquisition-related costs	—		—		0.01		0.07
Change in contingent consideration	(0.01)		—		(0.03)		—
Tax Reform	0.01		—		(0.16)		—
Tax effect of non-GAAP adjustments	(0.04)		(0.04)		(0.17)		(0.16)

Non-GAAP net income per share - diluted	$0.24 (a)		$0.57		$0.46 (a)		$2.58

(a)	Non-GAAP net income per share does not foot due to rounding.

AMERICAN OUTDOOR BRANDS CORPORATION AND SUBSIDIARIES

RECONCILIATION OF NET OPERATING CASH FLOW TO FREE CASH FLOW

(In thousands)

(Unaudited)

	For the Three Months Ended		For the Years Ended
	April 30, 2018	April 30, 2017	April 30, 2018	April 30, 2017
Net cash provided by operating activities	$65,865	$14,052	$61,643	$123,576
Net cash used in investing activities	(4,710)	(6,040)	(42,164)	(243,742)
Acquisition of businesses, net of cash acquired	—	—	23,120	211,069
Receipts from note receivable	—	(7)	—	(65)

Free cash flow	$61,155	$8,005	$42,599	$90,838

AMERICAN OUTDOOR BRANDS CORPORATION AND SUBSIDIARIES

RECONCILIATION OF GAAP NET INCOME TO NON-GAAP ADJUSTED EBITDAS

(in thousands)

(Unaudited)

	For the Three Months Ended		For the Years Ended
	April 30, 2018	April 30, 2017	April 30, 2018	April 30, 2017
GAAP net income	$7,664	$27,694	$20,128	$127,854
Interest expense	2,638	2,502	11,092	8,722
Income tax (benefit)/expense	6,291	14,890	(2,511)	63,452
Depreciation and amortization	12,922	12,680	50,970	48,142
Stock-based compensation expense	2,054	2,208	7,816	8,590
Diode Recall	1,666	—	1,666	—
Fair value inventory step-up and backlog expense	272	100	500	4,701
Debt extinguishment costs	226	—	226	—
Acquisition-related costs	14	59	769	3,844
Transition costs	(2)	318	439	381
Corporate rebranding expenses	—	13	—	538
Discontinued operations	—	18	—	86
Change in contingent consideration	(340)	—	(1,640)	—

Non-GAAP Adjusted EBITDAS	$33,405	$60,482	$89,455	$266,310